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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                         Date of Report:  January 11, 1996
                Date of earliest event reported:  January 10, 1996


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                         1-2313                95-1240335
(State or other jurisdiction of           (Commission          (I.R.S. employer
incorporation or organization)           file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)


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Item 5.  Other Events

        On January 10, 1996, the California Public Utilities
Commission (CPUC) issued its decision in Edison's 1995 General
Rate Case. Copies of press releases issued by the CPUC and by Edison are attached hereto as exhibits 20.1 and 20.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1             News Release -- CPUC Sets Edison Revenue
                 Requirement; Proposes Policy Guidelines For
                 SONGS Cost Recovery

20.2             Edison Reacts to CPUC's Decision Regarding Its
                 1995 General Rate Case

                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                   KENNETH S. STEWART
                                      ----------------------------------
                                                   KENNETH S. STEWART
                                                ASSISTANT GENERAL COUNSEL
                                                 AND ASSISTANT SECRETARY

January 11, 1996